                                                                EXHIBIT A

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             07/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87936%

POOL NUMBER:  Group 1 = 1729, 1730

____________________________________________________________________________________________

 ISSUE DATE:  04/27/2001

CERTIFICATE BALANCE AT ISSUE:    $449,318,319.75

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1047                         $432,318,163.65

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $394,825.39

Unscheduled Principal Collection/Reversals                            $12,606.43

Liquidations-in-full                                      20       $7,404,890.88

Net principal Distributed                                          $7,812,322.70     ($7,812,322.70)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1027                         $424,505,840.95

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,749,390.84

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $271,022.61

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,290,690.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             07/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-5                                   WEIGHTED AVERAGE PC RATE:    6.87936%

POOL NUMBER:  Group 1 = 1729, 1730

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $7,812,322.70     $2,478,368.23             $0.00     $2,478,368.23             $0.00    $10,290,690.93

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $4,657,522.00             $0.00             $0.00             $0.00     $4,657,522.00

Bankruptcy Bond

   Single-Units           $125,331.00             $0.00             $0.00             $0.00       $125,331.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $1,857,081.95             $0.00             $0.00             $0.00     $1,857,081.95

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   10      $3,987,151.44         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6

Certificates immediately after the principal and interest distribution on

07/25/2001 are as follows:

                Class       Class Principal Balance

                B1                 $6,049,426.52

                B2                 $3,584,956.16

                B3                 $2,240,472.93

                B4                 $1,568,480.65

                B5                   $896,189.17

                B6                 $1,344,429.37

                              __________________

                Total             $15,683,954.81

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2001):

SERIES:  2001-5                 POOL NUMBER:  Group 1 = 1729, 1730

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $424,505,840.95**        $3,987,151.44***        $3,987,151.44***

Number:                         1064                     10                      10

% of Pool:                    100.00%                  0.94%                   0.94%

(Dollars)

% of Pool:                    100.00%                  0.94%                   0.94%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2001 scheduled payments and June 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

June 30, 2001.

Trading Factor, calculated as of distribution date : 0.94477751.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2001, and unscheduled prepayments in months prior to July ) can be calculated.